                                                                   Exhibit 10.17

                          [GENICOM LOGO] Corporation






                        1997 INCENTIVE COMPENSATION PLAN





                        RESTRICTED/COMPANY CONFIDENTIAL





                 APPROVED BY BOARD OF DIRECTORS MARCH 19, 1997

                                                1997 INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

PURPOSE

The purpose of the 1997 Incentive Compensation Plan is to reward key employees for the achievement of GENICOM's growth and profitability objectives. In addition, the Plan is intended to assist in the retention and motivation of these employees.

EFFECTIVE PERIOD

The 1997 Incentive Compensation Plan will cover the fiscal year ending December 28, 1997.

ELIGIBILITY

Employees eligible to participate in the Plan shall include those who have completed at least twelve months of continuous service by the end of the applicable period and:

- whose positions are evaluated at the end of the applicable half-year, or at the end of their employment in the applicable period, as Director level or above under GENICOM's salary structure or,

- whose positions are in an affiliate and are evaluated as being equivalent in responsibility to Director level or above at the end of the applicable period, or at the end of their employment in the applicable half-year or,

- having not completed twelve months of continuous service, but having been specifically approved for participation by the Chairman of the Board and President/Chief Executive Officer or,

- whose positions do not meet the above level requirements, but whose contributions merit special consideration, and are specifically approved for participation by the Chairman of the Board and President/Chief Executive Officer.

Employees eligible to participate in any other variable compensation plan (e.g. Sales Incentive Plan) are not eligible to participate in this Plan.

CONDUCT

A cooperative and supportive team effort is a basic condition of employment for all employees, but particularly for participants of the Incentive Compensation Plan and other members of management. Proactive support of Corporate goals, directions, and priorities including those outside of a participant's area of responsibility is an implied requirement of Plan participants.

THRESHOLD

In order for an award to be available, the Corporation must achieve satisfactory financial performance in each six-month period. This threshold performance will be recommended by the President & Chief Executive Officer, subject to review and approval of the Compensation Committee of the Board of Directors. If the Corporation does not meet the threshold financial performance, the President and Chief Executive Officer may recommend to the Board payment of the Functional/Segment goals if objectives in this component are met.

                                                1997 INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

AWARD POOL

An Award Pool will be established for 1997. Incentive compensation payments will not exceed this pool size, unless specifically recommended by the President and Chief Executive Officer and approved by the Board of Directors.

OBJECTIVES

Objectives will consist of both Corporate and Functional/Individual performance measures. The weights of each category are:

      -----------------------------------------------------------
                   CATEGORY               % OF TARGET INCENTIVE
                                                 (WEIGHT)
      -----------------------------------------------------------
      Corporate Objectives                        70%
      -----------------------------------------------------------
      Functional/Segment Objectives               30%
      -----------------------------------------------------------


Objectives will be established semi-annually, and performance will be measured against the semi-annual targets.

CORPORATE OBJECTIVES

The following Corporate objectives have been established for 1997:

   -----------------------------------------------------------------------------------------------------------
         CORPORATE OBJECTIVE                                            TOTAL 1997 OR       % OF CORPORATE
              ($000'S)                1ST HALF 1997     2ND HALF 1997       12/31/97      OBJECTIVES (WEIGHT)
   -----------------------------------------------------------------------------------------------------------
   Revenue to Plan                      $197,303         $206,488          $403,791              25%
   -----------------------------------------------------------------------------------------------------------
   Operating Margin to Plan              $6,270           $11,706          $17,976               25%
   -----------------------------------------------------------------------------------------------------------
   Inventory (year-end)                 $45,325           $44,996          $44,996               25%
   -----------------------------------------------------------------------------------------------------------
   ROI                                   12.2%             23.6%              -                  25%
   -----------------------------------------------------------------------------------------------------------

                                                1997 INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------


FUNCTIONAL/SEGMENT OBJECTIVES

Staff executives will develop performance targets for the functions for which they are responsible. The performance targets must support the 1997 Annual Operating Plan and be approved by the President and Chief Executive Officer.

Functional/individual objectives should be:

     -   closely linked to GENICOM's strategic success

     -   clear and understandable

     -   objective

     -   measurable

     -   based on activities that can be controlled by the Plan participant

     -   few, yet comprehensive

Most important, targets must represent a true performance stretch, and reflect achievement well beyond the normal scope of responsibilities. Failure to obtain an objective will result in a weighted reduction from the total Incentive Compensation pool.

Attachment A has been provided to document each participant's performance objectives.

AWARD DETERMINATION

At the end of the applicable half-year period, the Board of Directors shall select as participants from those in the following position in the Corporation and determine the award payments to each such participant:

a. The employee occupying the position of President/Chief Executive Officer and,

b. all other employees who are officers of the Corporation or employees whose positions are in an affiliate and evaluated as being equivalent to an officer position of the Corporation.

The Board of Directors has delegated authority to the officers of the Corporation approved by the Chief Executive Officer to select as participants employees in positions other than those covered above and to determine the award amount to such participants. Individual awards are to be paid from the Award Pool.

Payments to individual participants shall be determined on the basis of an assessment of the participant's contribution to, and performance with, the Corporation during the applicable period.

AWARD PAYMENT

Awards will be paid semi-annually as soon as is practical after the Board approves the award amounts for the applicable period.

                                                1997 INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

RETIREMENT PLAN

Employee contributions to the Retirement Savings Plan 401(k) will be deducted from the Incentive Compensation unless otherwise requesting (in writing) by the participant prior to payment of Incentive Compensation.

FUTURE PARTICIPATION

The selection of an employee as a participant is not to be construed as an assurance of an award for that half-year, or selection as a participant for any future period.

REMOVALS

A participant whose employment with the Corporation is terminated because of retirement or disability:

a. after the close of the applicable half-year, but prior to the actual distribution of the award amount for such period, may be awarded the full amount for that period,

b. after the beginning but prior to the end of the applicable half-year period, may be awarded an amount based upon the actual period of employment with the Corporation within the period.

DEATH

Management-initiated separation or voluntary separation constitutes removal from this plan.

If a participant dies prior to payment of his/her award payment, the entire award amount shall be paid to his/her estate, less any benefit plan deductions and taxes required to be withheld.

MANAGEMENT RESERVATIONS

All payments of Incentive Compensation are subject to the discretion of the Board of Directors and the Chief Executive Officer. This plan may be modified, amended, or canceled at any time subject to the sole discretion of the Board of Directors and the Chief Executive Officer.

                                                1997 INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

                                                                    Attachment B

                RETIREMENT SAVINGS PLAN WITHHOLDING DESIGNATION

                    AS IT PERTAINS TO INCENTIVE COMPENSATION

--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Social Security No.:              Work Location:              Work Phone:


--------------------------------------------------------------------------------


Your Retirement Savings Plan contribution will automatically be withheld from any incentive compensation disbursement you may receive, unless you designate otherwise. Please indicate your election below and return with your Incentive Compensation Plan receipt confirmation.

[ ] Yes, I want my normal Retirement Savings Plan contribution withheld from any 1997 incentive compensation disbursement I may receive.

[ ] No, I do not want my normal Retirement Savings Plan contribution withheld from any 1997 incentive compensation disbursement I may receive.

[ ]  I do not participate in the Retirement Savings Plan.

Signature:                                     Date:
          -----------------------------------       -----------------------

                                                1997 INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

                                                                    Attachment C

I have received a copy of the GENICOM 1997 Incentive Compensation Plan and a copy of my functional/individual objectives for 1997.

Attached is my completed Retirement Savings Plan contribution designation form.



Participant:                                       Date:
            --------------------------------            -----------------